Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2026 INR (₨)	Mar. 31, 2026 USD ($)	Mar. 31, 2025 INR (₨)
Due to mature in the fiscal year ending March 31:
2027	₨ 14,429,568.7	$ 153,784.2	₨ 12,328,690.0
2028	4,504,075.6	48,002.5
2029	754,170.2	8,037.6
2030	432,200.5	4,606.2
2031	115,896.8	1,235.2
Thereafter	203,679.5	2,170.7
Total	₨ 20,439,591.3	$ 217,836.4	₨ 17,689,697.7